SUPPLEMENT DATED FEBRUARY 7, 2019 TO THE FOLLOWING

PROSPECTUSES DATED MAY 1, 2018, AS AMENDED, FOR

NYLIAC Variable Universal Life 2000 NYLIAC Variable Universal Life Provider New York Life Variable Universal Life Accumulator New York Life Variable Universal Life Accumulator Plus	NYLIAC Survivorship Variable Universal Life Flexible Premium Variable Universal Life New York Life Survivorship Variable Universal Life Accumulator New York Life Variable Universal Life Accumulator II

and

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2014, AS AMENDED, FOR

NYLIAC Single Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

INVESTING IN

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable universal life policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). This supplement describes changes to the Investment Divisions available under such policies. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note (1) changes to the MainStay VP Epoch U.S. Small Cap Portfolio and MainStay VP MacKay Small Cap Core Portfolio that will become effective on May 1, 2019 (the “Effective Date”), and (2) changes to the MainStay VP Mellon Natural Resources Portfolio (the “MSVP Mellon Portfolio”) that became effective January 2, 2019. Keeping this purpose in mind, please note the following:

1.	Proposed Merger of the MainStay VP Epoch U.S. Small Cap Portfolio

At a meeting held on December 10-12, 2018, the Board of Trustees of the Mainstay VP Funds Trust (the “Board”) approved the merger (the “Merger”) of the MainStay VP Epoch U.S. Small Cap Portfolio (the “Acquired Portfolio”) into the MainStay VP MacKay Small Cap Core Portfolio (the “Acquiring Portfolio”), followed by the complete liquidation of the Acquired Portfolio. Shareholder approval is required for the Merger to take place. If shareholder approval is obtained on or about April 22, 2019, the Merger will take place on the Effective Date.

Proposed Merger
Acquired Portfolio	Acquiring Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio	MainStay VP MacKay Small Cap Core Portfolio

On the Effective Date, your Prospectus will be revised as follows:

1.	All references to the Acquired Portfolio will be replaced with the Acquiring Portfolio.

2.	The entry in the table entitled Funds and Eligible Portfolios for the Acquired Portfolio will be deleted.

Policyowners with Accumulation Unit Value Allocated to the Acquired Portfolio:

Unless you take action before the Effective Date (see “Prior to the Effective Date” and “After the Effective Date” below), on the Effective Date, any accumulation unit value you have allocated to the Acquired Portfolio will be transferred to the Acquiring Portfolio.

Prior to the Effective Date.  For forty-five (45) days before the Effective Date, if you have allocations to the Acquired Portfolio, you may transfer such allocations to any other available Investment Option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the accumulation unit value of the Investment Division for the Acquired Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Acquired Portfolio to other Investment Options that we currently offer.

Until the Effective Date, we will continue to process automatic transactions (such as dollar cost averaging, automatic asset rebalancing, and interest sweep) involving the Acquired Portfolio, unless you provide us with alternate allocation instructions. Also note that the Acquired Portfolio will not accept new premium payment allocations or transfers on or after the Effective Date.

On the Effective Date.  Any of your allocations that remain in the Acquired Portfolio will be redeemed. Those redemptions will then be used to purchase accumulation units in the Investment Division for the Acquiring Portfolio. All policyowners affected by the Merger will receive written confirmation of the transaction. The redemption and subsequent repurchase transactions required to effectuate the Merger will not be treated as transfers that count toward the number of free transfers that may otherwise be made in a given Policy Year.

Your accumulation unit value immediately prior to the Effective Date will be equal to your accumulation unit value immediately after the Effective Date; however, the number of units you receive in the Investment Division for the Acquiring Portfolio may be different from the number of units in the Investment Division for the Acquired Portfolio.

After the Effective Date.  Immediately following the Effective Date, the Acquired Portfolio will no longer be available as an Investment Division under the policies. In addition, for the sixty (60) days following the Effective Date, you may transfer all or a portion of your accumulation unit value out of the Investment Division for the Acquiring Portfolio to another Investment Option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your Policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the accumulation unit value of the Investment Division for the Acquiring Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Acquiring Portfolio to other Investment Options that we currently offer.

We will also continue to process automatic transactions (such as dollar cost averaging, automatic asset rebalancing, and interest sweep) after the Effective Date, except that allocations previously processed to or from the Acquired Portfolio will be processed to or from the Acquiring Portfolio.

A complete list of the Investment Options that are available under your policy is set forth in the Prospectus for your policy. You may obtain a copy of the Prospectus for your policy by calling 1 (800) 598-2019 or by contacting your registered representative.

2.	MSVP Mellon Portfolio Subadviser Name Change

Effective January 2, 2019, the subadviser to the MSVP Mellon Portfolio, BNY Mellon Asset Management North America Corporation, was renamed Mellon Investments Corporation.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010